EXHIBIT 10.32

                          PLEDGE AND SECURITY AGREEMENT

         This Pledge and Security Agreement (the "Agreement") is dated as of December 15, 1997, between CHAMPION FINANCIAL CORPORATION, a Utah corporation (the "Debtor"), with its chief executive office and mailing address at 9495 East San Salvador Drive, Scottsdale, Arizona 85258, and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (the "Secured Party"), with its mailing address at 111 West Monroe Street, Chicago, Illinois 60690.


                              PRELIMINARY STATEMENT

         A. The Debtor has requested that the Secured Party extend credit or otherwise make financial accommodations available to or for the account of the Debtor.

         B. As a condition to extending credit or otherwise making financial accommodations available to or for the account of the Debtor, the Secured Party requires, among other things, that the Debtor grant the Secured Party a security interest in the Debtor's personal property described herein subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the benefits accruing to the Debtor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Security Interest. The Debtor hereby grants to the Secured Party a lien on and security interest in, and acknowledges and agrees that the Secured Party has and shall continue to have a continuing lien on and security interest in, any and all right, title and interest of the Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to the following: (a) all shares of the capital stock of each subsidiary of the Debtor, whether now existing or hereafter formed or acquired (those shares delivered to and deposited with the Secured Party on the date hereof being listed and described on Schedule A attached hereto), and all substitutions and additions to such shares (herein, the "Pledged Securities"), (b) all dividends, distributions and sums distributable or payable from, upon or in respect of the Pledged
Securities, (c) all other rights and privileges incident to the Pledged Securities, and (d) all proceeds and products of the foregoing (all of the foregoing being hereinafter referred to collectively as the "Collateral").

         2. Obligations Hereby Secured. The lien and security interest granted and provided for herein is made and given to secure, and shall secure, the payment and performance of (a) any and all indebtedness, obligations and liabilities of whatsoever kind and nature of the Debtor to
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the Secured Party  (whether  arising before or after the filing of a petition in bankruptcy), whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising and howsoever held, evidenced or acquired, and whether several, joint or joint and several and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Party in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to as the "Obligations").

         3. Covenants, Agreements, Representations and Warranties. The Debtor hereby covenants and agrees with, and represents and warrants to, the Secured Party that:

         (a) The Debtor is a corporation duly organized and validly existing in good standing under the laws of the State of Utah, is the sole and lawful legal, record and beneficial owner of the Collateral, and has full right, power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. The execution and delivery of this Agreement, and the observance and performance of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law, or any judgment, injunction, order or decree binding upon the Debtor, or any provision of the Debtor's articles of incorporation or by-laws, or any covenant, indenture or agreement of or affecting the Debtor or any of its property, or (ii) result in the creation or imposition of any lien or encumbrance on any property of the Debtor except for the lien and security interest in the Collateral granted to the Secured Party pursuant to this Agreement. The Debtor's chief executive office is located at 9495 East San Salvador Drive, Scottsdale, Arizona 85258, and the Debtor shall not move its chief executive office without first providing the Secured Party 30 days prior written notice of the Debtor's intent to do so, provided that the Debtor shall at all times maintain its chief executive office in the United States of America and, with respect to any such new location, the Debtor shall have taken all action requested by the Secured Party to maintain the lien and security interest of the Secured Party in the Collateral at all times fully perfected and in full force and effect. The Debtor's Federal tax identification number is 88-0169547.

         (b) The certificates for all shares of the Pledged Securities shall be delivered by the Debtor to the Secured Party duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Secured Party may at any time after the occurrence of an Event of Default cause to be transferred into its name or into the name of its nominee or nominees any and all of the shares of the Pledged Securities. The Secured Party shall at all times have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations.
                                      -2-
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         (c) The Pledged  Securities have been validly issued and are fully paid and non-assessable. There are no outstanding commitments or other obligations of the issuer of any of the Pledged Securities to issue, and no options, warrants or other rights of any person or entity to acquire, any share of any class or series of capital stock of such issuer. The Pledged Securities listed and described on Schedule A attached hereto constitute all of the issued and outstanding capital stock of every class and series of the issuers thereof (other than directors' qualifying shares as required by law). The Debtor further agrees that in the event that any such issuer of the Pledged Securities shall issue any additional capital stock of any class or series, the Debtor shall forthwith pledge and deposit hereunder, or cause to be pledged and deposited hereunder, all such additional shares of such capital stock (other than directors' qualifying shares as required by law).

         (d) The Collateral and every part thereof is and will be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Secured Party therein and as otherwise provided on Schedule B attached hereto. The Debtor shall warrant and defend the Collateral against any claims and demands of all persons or entities at any time claiming the same or any interest in the Collateral adverse to the Secured Party. The Debtor has the right to vote the Collateral and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Collateral, except as provided by federal and state laws applicable to the sale of securities generally or as otherwise disclosed to the Secured Party in writing.

         (e) None of the Collateral constitutes margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

         (f) The Debtor shall not, without the Secured Party's prior written consent, sell, assign, or otherwise dispose of the Collateral or any interest therein.

         (g) The Debtor shall promptly pay when due all taxes, assessments and governmental charges and levies upon or against the Debtor or the Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure on or other realization upon any of the Collateral and the Debtor shall have established adequate reserves therefor.

         (h) The Debtor agrees to execute and deliver to the Secured Party such further agreements, assignments, instruments and documents and to do all such other things as the Secured Party may deem necessary or appropriate to assure the Secured Party its lien and security interest hereunder, including such assignments, stock powers, financing statements,
                                      -3-
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instruments  and documents as the Secured Party may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "Code"). The Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Secured Party without notice thereof to the Debtor wherever the Secured Party in its sole discretion desires to file the same. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, the Debtor agrees to execute and deliver all such agreements, assignments, instruments and documents and to do all such other things as the Secured Party in its sole discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Secured Party under the law of such other jurisdiction. The Debtor agrees to mark its books and records to reflect the lien and security interest of the Secured Party in the Collateral.

         (i) If, as and when the Debtor delivers any securities for pledge hereunder in addition to those listed on Schedule A hereto, the Debtor shall furnish to the Secured Party a duly completed and executed amendment to such
Schedule in substantially the form (with appropriate insertions) of Schedule C hereto reflecting the securities pledged hereunder after giving effect to such addition.

         (j) On failure of the Debtor to perform any of the covenants and agreements herein contained, the Secured Party may, at its option, perform the same and in so doing may expend such sums as the Secured Party may deem advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Secured Party may be compelled to make by operation of law or which the Secured Party may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Debtor immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 2% to the rate per annum from time to time announced by the Secured Party as its prime commercial rate, with any change in such rate per annum as so determined by reason of a change in such prime commercial rate to be effective on the date of such change in said prime commercial rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Secured Party on behalf of the Debtor, and no such advancement or expenditure therefor, shall relieve the Debtor of any default under the terms of this Agreement or in any way obligate the Secured Party to take any further or future action with respect thereto. The Secured Party, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be
                                      -4-
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discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Secured Party, in performing any act hereunder, shall be the sole judge of whether the Debtor is required to perform same under the terms of this Agreement. The Secured Party is hereby authorized to charge any depository or other account of the Debtor maintained with the Secured Party for the amount of such sums and amounts so expended.

         4. Special Provisions re: Voting Rights and Dividends. Unless and until an Event of Default has occurred and thereafter until notified by the Secured Party pursuant to Section 6(b) hereof:

                  (a) The Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral or any part thereof for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any of the Obligations.

                  (b) The Debtor shall be entitled to receive and retain all dividends which are paid in cash out of earned surplus of the issuer of the relevant Pledged Securities; but all dividends paid upon or in respect of the Collateral and all stock or other property distributed in respect thereof representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Collateral or any part thereof or resulting from a split-up or reclassification of the Collateral or any part thereof or received in addition to, in substitution of or in exchange for the Collateral or any part thereof as a result of a merger, consolidation or otherwise, shall be paid, delivered or transferred, as appropriate, directly to the Secured Party immediately upon the receipt thereof by the Debtor and may, in the case of cash, be applied by the Secured Party to the satisfaction of Obligations (in whatever order the Secured Party elects) whether or not the same may then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received by the Secured Party and not applied as aforesaid, be held by the Secured Party pursuant hereto as additional Collateral pledged under and subject to the terms of this Agreement.

                  (c) In order to permit the Debtor to exercise such voting and/or consensual powers which it is entitled to exercise under subsection (a) above and to receive such distributions which the Debtor is entitled to receive and retain under subsection (b) above, the Secured Party will, if necessary, upon the written request of the Debtor, from time to time execute and deliver to the Debtor appropriate proxies and dividend orders.

                  (d) In order to permit the Secured Party to receive all cash and other property to which it may be entitled under subsection (b) above, the Debtor shall, if necessary,
                                      -5-
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         upon the  written  request  of the  Secured  Party,  from  time to time execute and deliver to the Secured Party appropriate dividend orders.

         5. Power of Attorney. The Debtor hereby appoints the Secured Party, and each of its nominees, officers, agents, attorneys, and any other person whom the Secured Party may designate, as the Debtor's attorney-in-fact, with full power and authority to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as the Debtor could itself do, to endorse or sign the Debtor's name on any assignments, stock powers, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Secured Party's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of the Debtor, or otherwise, which the Secured Party may deem necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Secured Party in and to such Collateral and the security intended to be afforded hereby. The Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Secured Party nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Secured Party may file one or more financing statements disclosing its security interest in all or any part of the Collateral without the Debtor's signature appearing thereon, and the Debtor also hereby grants the Secured Party a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of the Debtor without notice thereof to the Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of the Debtor have expired or otherwise have been terminated.

         6. Defaults and Remedies.

         (a) The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

                  (i) default in the payment when due (whether by demand, lapse of time, acceleration or otherwise) of the Obligations or any part thereof; or
                                      -6-
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                  (ii) default in the  observance or performance of any covenant set forth in Section 4 hereof or of any provision hereof dealing with the use or remittance of proceeds of Collateral; or

                  (iii) default in the observance or performance of any other provision hereof which is not remedied within 10 days after the earlier of (a) the date on which such default shall first become known to any officer of the Debtor or (b) written notice thereof is given to the Debtor by the Secured Party; or

                  (iv) any representation or warranty made by the Debtor herein, or in any statement or certificate furnished by it pursuant hereto, or in connection with any loan or extension of credit made to or on behalf of or at the request of the Debtor by the Secured Party, shall be false in any material respect as of the date of the issuance or making thereof; or

                  (v) default in the observance or performance of any terms or provisions of any mortgage, security agreement or any other instrument or document securing any Obligations or setting forth terms and conditions applicable thereto or otherwise relating thereto, or this Agreement or any such other mortgage, security agreement, instrument or document shall for any reason not be or shall cease to be in full force and effect or any of the foregoing is declared to be null and void; or

                  (vi) default shall occur under any evidence of indebtedness issued, assumed or guaranteed by the Debtor or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such indebtedness (whether or not such maturity is in fact accelerated), or any such indebtedness shall not be paid when due (whether by lapse of time, acceleration or otherwise); or

                  (vii) the Debtor makes any payment on account of the principal of or interest on any indebtedness which is prohibited under the terms of any instrument subordinating such indebtedness to indebtedness owed to the Secured Party; or

                  (viii) any judgment or judgments, writ or writs, or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $100,000 shall be entered or filed against the Debtor or against any of its property or assets and which remains unvacated, unbonded, unstayed or unsatisfied for a period of 30 days; or
                                      -7-
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                  (ix) the Debtor shall (a) have entered  involuntarily  against it an order for relief under the United States Bankruptcy Code, as amended, (b) not pay, or admit in writing its inability to pay, its debts generally as they become due, (c) make an assignment for the benefit of creditors, (d) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (e) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to
         adjudicate  it   insolvent,   or  seeking   dissolution,   winding  up,
         liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (f) take any action in furtherance of any matter described in parts (a) through (e) above, or (g) fail to contest in good faith any appointment or proceeding described in Section 6(a)(x) hereof; or

                  (x) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Debtor or any substantial part of any of its property, or a proceeding described in Section 6(a)(ix)(e) shall be instituted against the Debtor, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 days; or

                  (xi) any guarantor of any Obligations shall die or shall terminate, breach, repudiate or disavow its guarantee or any part thereof, or any event specified in Sections 6(a)(viii), 6(a)(ix) or 6(a)(x) hereof shall occur with regard to said guarantor.

         (b) Upon the occurrence of any Event of Default, all rights of the Debtor to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 4(b) hereof shall, at the option of the Secured Party, cease and thereupon become vested in the Secured Party which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which the Debtor would otherwise have been authorized to retain pursuant to Section 4(b) hereof and all rights of the Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 4(a) hereof shall, at the option of the Secured Party, cease and thereupon become vested in the Secured Party which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Secured Party were the absolute owner thereof including, without limitation, the right to exchange, at its discretion, the Collateral or
any   part   thereof   upon   the   merger,    consolidation,    reorganization,
recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or
                                      -8-
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on behalf of any such issuer or the  Secured  Party of any right,  privilege  or option pertaining to the Collateral or any part thereof and, in connection therewith, to deposit and deliver the Collateral or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine.

         (c) Upon the occurrence of any Event of Default, the Secured Party shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected Collateral), and further the Secured Party may, without demand and without advertisement, notice, hearing or process of law, all of which the Debtor hereby waives, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any securities exchange or broker's board or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion. In the exercise of any such remedies, the Secured Party may sell all the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. The Secured Party is authorized at any sale or other disposition of the Collateral, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or resale of any of the Collateral. In addition to all other sums due the Secured Party hereunder, the Debtor shall pay the Secured Party all costs and expenses incurred by the Secured Party, including attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against the Secured Party or the Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtor in accordance with Section 9(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided however, no notification need be given to the Debtor if the Debtor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Secured Party may be the purchaser at any such sale or other disposition of the Collateral or any part thereof. The Debtor hereby waives all of its rights of redemption from any sale or other disposition of the Collateral or any part thereof. Subject to the provisions of applicable law, the Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Secured Party may further postpone such sale by announcement made at such time and place.
                                      -9-
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         (d) The powers conferred upon the Secured Party hereunder are solely to protects its interest in the Collateral and shall not impose on it any duty to exercise such powers. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Secured Party accords its own property, consisting of similar type securities, it being understood, however, that the Secured Party shall have no responsibility for (a) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (c) initiating any action to protect the Collateral against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Debtor in any way related to the Collateral, and the Secured Party shall have no duty or obligation to discharge any such duty or obligation.

         (e) Failure by the Secured Party to exercise any right, remedy or option under this Agreement or any other agreement between the Debtor and the Secured Party or provided by law, or delay by the Secured Party in exercising the same, shall not operate as a waiver; and no waiver by the Secured Party shall be effective unless it is in writing and then only to the extent specifically stated. Neither the Secured Party nor any party acting as attorney for the Secured Party shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Secured Party under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Secured Party may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Secured Party.

         7. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Secured Party after the occurrence of any Event of Default hereunder shall, when received by the Secured Party in cash or its equivalent, be applied by the Secured Party as follows:

                  (i) First, to the payment and satisfaction of all sums paid and costs and expenses incurred by the Secured Party hereunder or otherwise in connection herewith, including such monies paid or incurred in connection with protecting, preserving or realizing upon the Collateral or enforcing any of the terms hereof, including attorneys' fees and court costs, together with any interest thereon (but without preference or priority of principal over interest or of interest over principal), to the extent the Secured Party is not reimbursed therefor by the Debtor; and

                  (ii) Second, to the payment and satisfaction of the remaining Obligations, whether or not then due (in whatever order the Secured Party elects), both for interest and principal.

The Debtor shall remain liable to the Secured Party for any deficiency. Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to the Debtor or to whomsoever the Secured Party reasonably determines is lawfully entitled thereto.

         8. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of the Debtor have expired or otherwise have been terminated. Upon such termination of this Agreement, the Secured Party shall, upon the request and at the expense of the Debtor, forthwith release its security interest hereunder.

         9. Miscellaneous.

         (a) This Agreement cannot be changed or terminated orally. All of the rights, privileges, remedies and options given to the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all the terms, conditions, covenants, agreements, representations and warranties of and in this Agreement shall bind the Debtor and its legal representatives, successors and assigns, provided that the Debtor may not assign its rights or delegate its duties hereunder without the Secured Party's prior written consent. The Debtor hereby releases the Secured Party from any liability for any act or omission relating to the Collateral or this Agreement, except for the Secured Party's gross negligence or willful misconduct.

         (b) Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the other given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder shall be addressed:

         to the Debtor at:                 to the Secured Party at:
         Champion Financial Corporation    Harris Trust and Savings Bank
         9495 East San Salvador Drive      P.O. Box 755
         Scottsdale, Arizona  85258        111 West Monroe Street
         Attention: Mr. Stephen Carder,    Chicago, Illinois  60690
           Chief Financial Officer         Attention:   Mr. Christopher Randall,
         Telephone: (602) 614-4285           Tax-Exempt Institutions Division
         Telecopy:  (602) 451-9087         Telephone: (312) 461-5068
                                           Telecopy:  (312) 461-7365

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid, or (iii) if given by any other means, when delivered at the addresses specified in this Section.

         (c) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

         (d) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         (e) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument. The Debtor acknowledges that this Agreement is and shall be effective upon its execution and delivery by the Debtor to the Secured Party, and it shall not be necessary for the Secured Party to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

         (f) The Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. THE DEBTOR AND THE SECURED PARTY EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the Debtor has caused this Agreement to be duly executed and delivered the day and year first above written.

                                             CHAMPION FINANCIAL CORPORATION

                                             By /s/ Stephen J Carder
                                             -----------------------
                                             Stephen J Carder,Executive Vice
                                                       President and
                                                         Secretary